December 29, 1995


American Stock Transfer
40 Wall Street
New York, New York 10005




Gentlemen:

                                 TREASURY ORDER

WHEREAS:

A. Dovasar S.A. (the `Registered Holder'') is the registered holder of $200,000 Series A Debentures of Management Technologies, Inc. (the `Corporation'') (collectively, the ``Debentures'');

B. The Registered Holder has the right pursuant to Paragraph 4 of the Debenture to convert the Debentures into Common Shares in the capital of the Corporation at the times and in the manner set out in such Debentures;

C. Pursuant to a resolution of the Board of Directors of the Corporation duly passed on December 15, 1995, this irrevocable Treasury Order has been delivered to Mr. Barry Globerman, Attorney of New York, New York, as escrow agent (the `Escrow Agent'') for and on behalf of the Registered Holder for the purpose of facilitating delivery to the Escrow Agent for and on behalf of the Registered Holder of a share certificate representing that number of validly issued Common Shares in the capital of the Corporation to which the Registered Shareholder will be entitled upon conversion of some or all, as the case may be, of the Debentures upon presentation to you, as transfer agent of the Corporation in New York, at your address set out above during business hours of;

(1) proof to your satisfaction that the person presenting the following documents is the Escrow Agent who is named in this Treasury Order;

(1) the certificate or certificates representing the Debenture to be converted duly endorsed by the Registered Holder; and

(1)                 this Treasury Order (collectively, the `Conversion
          Documents').

NOW, THEREFORE, YOU ARE IRREVOCABLY AUTHORIZED AND DIRECTED to deliver to the Escrow Agent upon presentation of the Conversion Documents on or after February 5, 1996, a share certificate or certificates without legend or stop transfer order representing the number of fully paid Common Shares in the capital of the Corporation set out below registered in the name of the Registered Shareholder.

The undersigned certifies that the Corporation shall have received the full consideration for the said Common Shares and that they shall be fully paid and non-assessable upon presentation to you of the Conversion Documents.



                                   Number of      Number of
Name                               Common Shares  Debentures
----                               -------------  ----------
                    Address
                    -------

Dovasar S.A.        c/o Gondla                    One in the
                    P.O. Box 2218                 amount of
                    8040 Zurich                   $200,000
                    Switzerland



/s/ Peter Morris
By:  Peter Morris
President and COO

On behalf of the Board of Directors of
Management Technologies, Inc.